                                                                   EXHIBIT 10.56
                                                                  EXECUTION COPY


                     AMENDMENT NO. 11 TO CREDIT AGREEMENT


     AMENDMENT dated as of February 28, 2000 among CROWN PAPER CO. (the "Borrower"), CROWN VANTAGE INC. ( "Holdings"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 (as amended, the "Credit Agreement") and desire to amend the Credit Agreement to, among other things, adjust certain fees and interest rates, and waive certain obligations of the Borrower for a limited period of time;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the Amendment No. 11 Effective Date, refer to the Credit Agreement as amended hereby.

     Section 2. Changes and Additions to Definitions. (a) Section 1.1 of the Credit Agreement is amended by inserting the following defined terms thereto in appropriate alphabetical order:

          "Amendment No. 11 Effective Date" means the date of the effectiveness of Amendment No. 11 to this Agreement.

          "Expense Retainer" means an advance held by the Administrative Agent on account of its fees and expenses as provided for in Section 9.3(a) of this Agreement.

          "Letter of Credit Fee Rate" means, for any date on and after the Amendment No. 11 Effective Date, the Applicable Base Rate Margin for the Revolving Credit Loans on such date plus 1.25%.

     (b) The following defined terms contained in Section 1.1 of the Credit Agreement are hereby amended as follows:

          "Applicable Base Rate Margin" means, (in each case on and after the Amendment No. 11 Effective Date), with respect to the Revolving Credit Loans and the Tranche B Loans (a) on and after the Amendment No. 11 Effective Date and through and including August 30, 2000, 2.5%, (b) on and after August 31, 2000 and through and including September 30, 2000, 3.5% and (c) thereafter, during each calender month until the Maturity Date, the Applicable Base Rate Margin in effect during the immediately preceding calendar month plus .25%.

          "Asset Sale" means any sale, lease or other disposition (including any such transaction effected by way of merger or consolidation) by the Borrower or any of its Subsidiaries of any asset, including without limitation any sale-leaseback transaction, whether or not involving a capital lease, but excluding (i) dispositions of inventory, cash, cash equivalents and other cash management investments and obsolete, worn-out or surplus equipment, in each case in the ordinary course of business, (ii) dispositions to the Borrower or a Subsidiary of the Borrower, (iii) Permitted Receivables Dispositions and (iv) dispositions pursuant to the Settlement, provided that a disposition of assets not excluded by clauses
                 --------
     (i) through (iv) above during any fiscal year and consummated prior to the Amendment No. 11 Effective Date shall not constitute an Asset Sale unless, and then only to the extent that, the aggregate Net Cash Proceeds from such disposition, when combined with all other such dispositions previously made during such fiscal year, exceeds $5,000,000.
 .
          "Commitment Fee Rate" means, for any date on and after the Amendment No. 11 Effective Date, 1.00% per annum.

          "Waiver Termination Notice" means a written notice from the Required Banks (in their sole discretion), advising the Borrower that the waivers granted in Section 15 of Amendment No. 11 to this Agreement have been rescinded.

     (c) The defined terms "Applicable Euro-Dollar Margin" and "Pricing Schedule" contained in Section 1.1 of the Credit Agreement are hereby deleted.

     Section 3.  Methods of Borrowing.   Section 2.2(a) of the Credit Agreement
is hereby amended to read in full as follows:

     (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing") not later than 10:00 A.M. (New York City time) on the date of each Base Rate Borrowing, specifying:

          (i)  the date of such Borrowing, which shall be a Domestic Business
     Day;

          (ii) the aggregate amount of such Borrowing; and

          (iii) the Class of the Loans comprising such Borrowing.

     Section 4. Interest Rates. Section 2.5 of the Credit Agreement is hereby amended to read in full as follows:

          SECTION 2.5  Interest Rates.  (a)  Each Base Rate Loan shall bear
                       --------------
     interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due at a rate per annum equal to the sum of (x) the Applicable Base Rate Margin plus (y) the Base Rate for such day. Such interest shall be payable in arrears on the last Domestic Business Day of each calendar month. From and after the occurrence of any Default, the principal of and interest on any Base Rate Loan of any Class shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans of such Class for such day, compounded daily.

          (b) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     Section 5.  Letter of Credit Pricing.   Section 2.6(b) of the Credit
Agreement is hereby amended by replacing the phrase "at a rate per annum determined in accordance with the Pricing Schedule" with the phrase "at the Letter of Credit Fee Rate".

     Section 6. General Payment Provision. Section 2.10 of the Credit Agreement is amended by deleting the penultimate sentence of subsection (a) thereof.

     Section 7.  Amendment of Letter of Credit Provision.  The first sentence of
Section 2.13(a) of the Credit Agreement is amended by replacing the phrase "provided that, immediately after each Letter of Credit is issued," with the following:

          "provided that (x) on and after the Amendment No. 11 Effective Date, Letters of Credit shall only be available in support of obtaining new credit from domestic vendors of the Borrower and in respect of the Borrower's statutory obligations and (y) immediately after each Letter of Credit is issued,"

     Section 8. Types of Loans; Applicable Interest Rates. Section 2.14 of the Credit Agreement is hereby restated to read in full as follows:

          SECTION 2.14. Type of Loans; Applicable Interest Rates.  From and
                        ----------------------------------------
     after the Amendment No. 11 Effective Date, all Loans (whether newly made or already outstanding) shall be Base Rate Loans.

     Section 9. Borrowings. Solely with respect to any Loan to be made on the occasion of any Borrowing occurring on or after the Amendment No. 11 Effective Date and on or prior to March 10, 2000 or any Letter of Credit to be issued, amended, renewed or extended on or after the Amendment No. 11 Effective Date and on or prior to March 10, 2000, the Banks waive any failure by the Borrower to satisfy the condition precedent set forth in Section 3.2(d) and (e) of the Credit Agreement solely with respect to the truth and correctness of the representation and warranty contained in Section 4.4(c) of the Credit Agreement, but solely to the extent that such representation and warranty is not true and correct because of facts, conditions or events that have been disclosed in writing by the Borrower to the Administrative Agent and the Banks prior to February 23, 2000.

     Section 10. Information. Section 5.1 of the Credit Agreement is hereby amended as follows:

     (a) by adding the section reference "(i)" at the commencement of subsection
(b) thereof and inserting the following immediately prior to the semi-colon at the end of such subsection:

          and (ii) as soon as available and in any event within 15 days after the end of each month, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such month and the related statements of operations, cash flows and changes in stockholders' equity for such month and for the portion of the Borrower's fiscal year ended at the end of such month, which shall include a calculation of Consolidated EBITDA for the three month period ending with such month, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

     (b) by replacing, in subsection (e) thereof, the phrase "five days" with the phrase "two days";

     (c) by restating subsection (f) thereof to read in full as follows:

               (f) on the first Domestic Business Day of each week, a statement of projected cash receipts and cash disbursements for each week in the period of thirteen continuous weeks commencing with the immediately following week in a form reasonably satisfactory to the Administrative Agent;

     (d) by relettering subsections (m) and (n) thereof as subsections (n) and
(o), respectively, and by adding a new subsection (m) immediately after subsection (l) thereof, to read in its entirety as follows:

               (m) on the first Domestic Business Day of each week, a statement of actual cash receipts and cash disbursements for the previous week
          (i) reconciled to the projections previously provided under subsection
          (f) hereof in respect of such week and (ii) in a form reasonably satisfactory to the Administrative Agent;

and

     (e) by adding the following sentence immediately after (but not as part of) subsection (o) of such Section:

          In addition, the Borrower shall provide to the Administrative Agent and to such Banks and professionals as may be designated by the Administrative Agent current information regarding the status of any Asset Sales, financings and other major transactions being considered by the Borrower, including reasonable access to any financial advisor retained by the Borrower to assist it with respect thereto.

     Section 11. Amendment of Consolidated Capital Expenditures and Business Acquisitions. Section 5.18(b) of the Credit Agreement is hereby amended to read in full as follows:

          (b)  Limitation on Business Acquisitions.  (i)  Subject to the
               -----------------------------------
     additional limitations on Investments set forth in Section 5.17, the aggregate amount expended by the Borrower and its Subsidiaries with respect to Business Acquisitions (exclusive of transaction costs but including the value of capital stock of Holdings used to make acquisitions) shall not, from and after the Amendment No. 11 Effective Date, exceed $1,000,000 in the aggregate.

     Section 12. Events of Default. Section 6.1(f) of the Credit Agreement is hereby amended by inserting, immediately after the initial parenthetical therein, the phrase "any Permitted Receivables Financing or".

     Section 13. Expenses; Indemnification. Section 9.3(a) of the Credit Agreement is hereby amended to read in full as follows:

            (a) The Borrower shall pay (i) no later than five business days after receipt of any invoice in respect thereof, all out-of-pocket expenses of the Administrative Agent, including fees and disbursements of special and local counsel for the Administrative Agent and the Collateral Agent, in connection with the preparation and administration of the Loan Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default thereunder and all fees and expenses of one or more financial advisors reasonably acceptable to the Borrower hired by or on behalf or for the benefit of the Administrative

     Agent or the Collateral Agent pursuant to engagement letters reasonably acceptable to the Borrower (and the Borrower agrees that it shall cooperate fully with all such financial and legal advisors and provide such advisors with full access to the Borrower's books, records, personnel and advisors),
     (ii) no later than five business days after receipt of a written request in respect thereof, such amounts as may be requested in writing by the Administrative Agent in order to maintain the Expense Retainer at $100,000 and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and each Bank, including (without duplication) the fees and disbursements of outside counsel, in connection with any Default or Event of Default and in connection with any actions taken by any of the Administrative Agent, the Collateral Agent or any Bank in respect of collection of enforcement of the Loan Documents, the Loans, and/or the Collateral, including, without limitation, in respect of any collection, bankruptcy, insolvency and other enforcement proceedings, provided that it is understood that the Borrower shall not, in respect of the legal expenses of the Banks in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Banks designated by the Administrative Agent and that all such fees and expenses shall be reimbursed as they are incurred.

          Section 14.  Limitation on New Extensions of Credit.   (a) The
Borrower agrees that:

          (i) it shall not deliver a Notice of Borrowing or a Notice of Issuance under the Credit Agreement or otherwise request any Bank (including any Issuing Bank) to extend any credit to the Borrower under the Credit Agreement if, after giving effect to the Borrowing requested in any such Notice of Borrowing or the issuance of any Letter of Credit requested in any such Notice of Issuance (including without limitation any such Notice pursuant to which the Borrower requests the extension of the maturity date of an outstanding Letter of Credit), the aggregate Revolving Credit Outstandings of all the Banks would exceed $131,451,748 and (ii) notwithstanding any provision of the Credit Agreement (including Sections 2.1, 2.13 and 3.2 thereof), on and after the date hereof, no Bank (including any Issuing Bank) shall be required to make any Loan, or issue or participate in any Letter of Credit (including without limitation any Letter of Credit the maturity of which has been or is proposed to be extended) if, after giving effect to the making of such Loan or the issuance or participation in such Letter of Credit, the Revolving Credit Outstandings of such Bank would exceed such Banks' pro rata share (calculated based on its Revolving Credit Commitment) of the aggregate Revolving Credit Outstandings permitted pursuant to clause (i).

          (b) The waivers effected by Section 15 of this Amendment are expressly conditioned upon compliance by the Borrower with the provisions of subsection (a) of this Section 14 and shall immediately cease to be in full force and effect upon failure by the Borrower to comply with the provisions of such subsection.

     Section 15. Waiver of Certain Covenants. The Banks hereby waive, solely for the period from and including the Amendment No. 11 Effective Date and to and including the earlier of (1) the time at which the Borrower receives a Waiver Termination Notice and (2) March 10, 2000 (the "Waiver Period"), (i) the requirement that the Borrower comply with the covenants contained in Sections 5.12, 5.13 and 5.14 of the Credit Agreement, (ii) any failure to satisfy the condition set forth in Section 3.2(d) of the Credit Agreement as a result of the Borrower's failure to comply with the covenants contained in Sections 5.12, 5.13 and 5.14 during the Waiver Period, (iii) any Event of Default under Section 6.1(f) of the Credit Agreement, other than one arising out of the actual acceleration of the maturity date of any Material Debt.

     Section 16. Pricing Schedule. The Pricing Schedule attached to the Credit Agreement as Appendix IV is hereby deleted.

     Section 17. No Other Waivers. Other than as specifically provided herein, nothing contained herein and no action by, or inaction on the part of, any Bank or the Administrative Agent shall, or shall be deemed to, operate as a waiver of any right, remedy, power or privilege of the Administrative Agent or of any Bank under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document.

     Section 18. Representations of Borrower. The Borrower represents and warrants that:

          (i)   the representations and warranties of the Borrower set forth in
     Article 4 of the Credit Agreement, other than the representation contained in Section 4.4(c) thereof, are true and correct on and as of Amendment No. 11 Effective Date (and after giving effect to this Amendment No. 11);

          (ii) after giving effect to this Amendment and the waivers set forth herein, no Defaults exist under the Credit Agreement;

          (iii) the execution and delivery by each Obligor of this Amendment is within the corporate powers of the Borrower and Holdings, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for any such action or filing as shall have been taken or made and that is in full force and effect from and after the Amendment No. 11 Effective Date) and does not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or by-laws of either Obligor or of any agreement or instrument governing or evidencing Debt of Holdings or any of its Subsidiaries or of any other material agreement, judgment, injunction, order, decree or other instrument binding upon either Obligor or any of their Subsidiaries or result in the creation or imposition of any Lien (other than the Liens created by the Collateral Documents) on any asset of Holdings or any of its Subsidiaries; and

          (iv) this Amendment No. 11 is a valid and binding agreement of Borrower and Holdings, enforceable in accordance with its terms.

     Section 19. Reaffirmation of Obligations. The Credit Agreement, as specifically amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The Borrower confirms that as of the close of business on February 25, 2000, it had requested that Letters of Credit in an aggregate amount of $8,601,079 be issued under the Credit Agreement and those Letters of Credit were outstanding on such date. The Borrower also confirms that as of the close of business on February 25, 2000, it had requested Loans in an aggregate amount of $202,750,000 under the Credit Agreement and those Loans were outstanding on such date.

     Section 20. Effectiveness. This Amendment shall become effective if and only if the Administrative Agent shall have received all of the following:

          (i) duly executed counterparts hereof signed by Holdings, the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (ii) for the account of each Bank that has sustained funding losses as provided for in Section 2.11 of the Credit Agreement due to the conversion of Euro-Dollar Loans to Base Rate Loans as provided for herein, an amount equal to the amount of such losses; and

          (iii) evidence satisfactory to it that the Borrower has paid in full
     (A) all fees and expenses of the Administrative Agent payable pursuant to
     Section 9.3 of the Credit Agreement with respect to which the Borrower shall have received any invoice, it being understood that the failure of the Administrative Agent to have provided invoices with respect to such fees and expenses prior to the date hereof does not constitute a waiver of, or otherwise affect, the Administrative Agent's right to reimbursement for such fees and expenses and (B) $100,000 on account of the Expense Retainer.

     Section 21. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 22. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              CROWN PAPER CO.



                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              CROWN VANTAGE INC.



                              By
                                 ------------------------------------------
                                  Name:
                                  Title:

                              MORGAN GUARANTY TRUST
                                COMPANY OF NEW YORK


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              THE BANK OF NEW YORK


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              THE CHASE MANHATTAN BANK


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              BANKERS TRUST COMPANY


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:

                              CHRISTIANIA BANK og KREDITKASSE


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              DRESDNER BANK AG, NEW YORK
                                AND GRAND CAYMAN
                                BRANCHES


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:


                              FIRST SOURCE FINANCIAL LLP, by
                                FIRST SOURCE FINANCIAL, INC.,
                                its Agent/Manager


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              HSBC BANK USA


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:

                              KZH HIGHLAND-2 LLC


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              MERRILL LYNCH PRIME RATE
                                PORTFOLIO

                              By:  Merrill Lynch Asset Management, LP,
                                   as Investment Advisor


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              NATEXIS BANQUE BFCE


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:

                              THE NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              PNC BANK, NATIONAL ASSOCIATION


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              MORGAN STANLEY DEAN WITTER
                                PRIME INCOME TRUST


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              PAMCO CAYMAN LTD.

                              By:  Highland Capital Management LP,
                                   as Collateral Manager


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              SOUTHERN PACIFIC BANK


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:

                              VAN KAMPEN SENIOR INCOME
                                TRUST


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              VAN KAMPEN PRIME RATE INCOME
                                TRUST


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              ML CBO IV (CAYMAN) LTD.

                              By:  Highland Capital Management LP,
                                   as Collateral Manager


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              PILGRIM PRIME RATE TRUST

                              By:  Pilgrim Investment Inc.,
                                   as its Investment Manager


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:

                              BANK OF AMERICA, N.A.


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              BEAR STEARNS INVESTMENT
                                PRODUCTS INC.


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              SEQUILS - PILGRIM I LTD


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              SRV HIGHLAND INC


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:



                              MORGAN GUARANTY TRUST COMPANY,
                                as Administrative Agent


                              By
                                 ------------------------------------------
                                  Name:
                                  Title:

                                                                       EXHIBIT A
                                                                       ---------
                                FORM OF OPINION

                                       16